UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

WRAP TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38750	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3480 Main Hwy, Suite 202, Miami, Florida 33133

(Address of principal executive offices) (Zip Code)

(800) 583-2652

(Registrant’s Telephone Number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, on August 18, 2025, Wrap Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Series B Purchase Agreement”) with certain accredited investors (collectively, the “Series B Investors”), pursuant to which it agreed to sell to the Series B Investors in a private placement: 4,500 shares of the Company’s newly-designated Series B Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share (the “Series B Preferred Stock”), initially convertible into up to 3,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an initial conversion price of $1.50 per share and (ii) accompanying warrants (“Warrants”) to purchase up to 3,000,000 shares of Common Stock, with an initial exercise price of $1.50 per share, in each case, subject to obtaining the requisite stockholder approval.

On August 20, 2025, the Company filed the Certificate of Designations of Series B Preferred Stock with the Secretary of State of the State of Delaware (the “Series B Certificate of Designations”), thereby creating the Series B Preferred Stock. The Series B Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing. The terms of the Series B Convertible Preferred Stock are as set forth in the Series B Certificate of Designations.

The foregoing description of the Series B Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The matters described in Item 3.03 of this Current Report on Form 8-K related to the filing of the Series B Certificate of Amendment are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Series B Convertible Preferred Stock of Wrap Technologies, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: August 26, 2025	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer